                                                                    EXHIBIT 10.2




                               U.S. $1,200,000,000



                      MASTERCARD INTERNATIONAL INCORPORATED



                      AMENDED AND RESTATED CREDIT AGREEMENT

                           dated as of June 5, 2001

                      (Originally dated as of June 6, 2000)

                                      among

                               THE SEVERAL LENDERS
                      FROM TIME TO TIME PARTIES HERETO,

                               CITIBANK, N.A.,
                             as Administrative Agent

            JPMORGAN CHASE, A DIVISION OF CHASE SECURITIES, INC.,
                               FLEET NATIONAL BANK
                                  HSBC BANK USA
                            as Co-Syndication Agents

                          SALOMON SMITH BARNEY INC.,
                                   as Arranger

            AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 5, 2001, among MASTERCARD INTERNATIONAL INCORPORATED, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties hereto (the "Lenders"), and CITIBANK, N.A. ("Citibank"), as administrative agent for the Lenders hereunder.


            The Borrower, certain of the Lenders, the Retiring Lenders referred to below and the Administrative Agent are parties to a Credit Agreement dated as of June 6, 2000 (as heretofore modified and supplemented and in effect on the date of this Agreement, the "Existing Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrower in an aggregate principal amount not exceeding $1,000,000,000 at any one time outstanding.

            Effective on the Restatement Date (as defined in Section 3 of this Agreement), each Lender identified under the caption "New Lender" on Schedule I hereto (collectively, the "New Lenders") wishes to become a party to the Existing Credit Agreement as a "Lender" thereunder; each Lender identified under the caption "Retiring Lender" on Schedule I hereto (collectively, the "Retiring Lenders") wishes to cease being a "Lender" party to the Existing Credit Agreement; and the Borrower, the Lenders other than the Retiring Lenders and the Administrative Agent wish to extend the maturity of the Existing Credit Agreement to June 4, 2002 and amend the Existing Credit Agreement in certain other respects.

            Accordingly, the parties hereto hereby agree to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement to read in its entirety as set forth in the Existing Credit Agreement, which is incorporated herein by reference, with the amendments set forth in
Section 1 of this Agreement (as so amended and restated, the "Credit
Agreement").

            The parties hereto agree as follows:

            SECTION 1. Amendments; Restatement. The Existing Credit Agreement is hereby amended, effective as of the Restatement Date (as defined in Section 3 of this Agreement), as follows and, as so amended, is hereby restated in its entirety:

            (i) Commitments. Effective as of the Effective Date, Schedule 1.2 to the Existing Credit Agreement is hereby deleted and Schedule 1.2 hereto is inserted in its place, and the Commitments of the Lenders shall be as set forth in said new Schedule 1.2.

            (ii)  Definitions.

            (a) Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.

            (b) The definition of "Applicable Margin" in Section 1.01 of the Existing Credit Agreement is amended to read in its entirety as follows:

                  "Applicable Margin": for each LIBOR Loan .28% per annum, plus, on each day on which the drawn portion of the aggregate amount of the


                      AMENDED AND RESTATED CREDIT AGREEMENT
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                                                                               2


            Commitments (including Swing Line Loans, CAF Advances and Term Loans) exceeds 33% of the aggregate amount of the Commitments as in effect on the Closing Date, 0.10% per annum.

            (c) The definition of "Consolidated Net Worth" in Section 1.01 of the Existing Credit Agreement is amended by changing the word "stockholders" in the second line thereof to read "members".

            (d) A new definition of "Conversion" is included in its alphabetical location in Section 1.01 of the Existing Credit Agreement to read in its entirety as follows:

                  "Conversion":  collectively, the transactions pursuant to
            which the Borrower will merge with MasterCard Merger Sub, Inc., a wholly-owned subsidiary of MasterCard Incorporated, with the Borrower being the surviving entity in such merger, and the transactions directly relating thereto, all as described in the Form S-4.

            (e) A new definition of "Form S-4" is included in its alphabetical location in Section 1.01 of the Existing Credit Agreement to read in its entirety as follows:

                  "Form S-4": the Form S-4 to be filed by MasterCard
            Incorporated with the Securities and Exchange Commission in connection with the transactions described in the definitions of "Conversion" and "Integration".

            (f) A new definition of "Integration" is included in its alphabetical location in Section 1.01 of the Existing Credit Agreement to read in its entirety as follows:

                  "Integration":  collectively, the transactions pursuant to which MasterCard Incorporated shall acquire Europay International S.A., a Belgian corporation, and the transactions directly relating thereto, all as described in the Form S-4.

            (g) A new definition of "MasterCard Incorporated" is included in its alphabetical location in Section 1.01 of the Existing Credit Agreement to read in its entirety as follows:

                  "MasterCard Incorporated":  MasterCard Incorporated, a
            Delaware corporation.

            (h) The definition of "Revolving Credit Termination Date" in Section
      1.01 of the Existing Credit Agreement is amended to read in its entirety as follows:

                  "Revolving Credit Termination Date": June 4, 2002 or such
            earlier date as the Commitments shall terminate pursuant to the terms hereof; provided that if said date is not a Business Day, the Revolving Credit Termination Date shall be the immediately preceding Business Day.


                      AMENDED AND RESTATED CREDIT AGREEMENT

            (iii) Notice of Borrowing. Section 2.2 of the Existing Credit Agreement is amended by changing the time "10:00 A.M." in the fourth line thereof to read "12:00 Noon", and changing the time "12:00 Noon" in the seventeenth line thereof to read "2:00 P.M.".

            (iv) Swing Line Commitment. Section 2.20 of the Existing Credit Agreement is amended by changing the figure "$10,000,000" in the fourth line thereof to read "$50,000,000".

            (v) Commitment Increases. Section 2.25(e) of the Existing Credit Agreement is amended by changing the figure "$1,500,000,000" in the third line thereof to read "$1,700,000,000".

            (vi) Representations and Warranties. Section 3 of the Existing Credit Agreement is hereby amended as follows:

                  (a) Section 3.1 is amended by changing the date "March 31,
            2000" in the eighth line thereof to read "March 31, 2001" and the date "December 31, 1999" in the second, twenty-fifth and twenty-ninth lines thereof to read "December 31, 2000".

                  (b) Section 3.2 is amended by changing the date "December 31,
            1999" to read "December 31, 2000".

                  (c) Section 3.16 is amended to read in its entirety as follows:

                  "3.16 Purpose of Loans. The proceeds of the Loans shall be used by the Borrower and its Subsidiaries solely to ensure the integrity of the MasterCard payment system in the event of settlement failure by one or more members, including failure by one or more members to meet merchant payment obligations."

                  (d) Section 3.15 is amended by changing the date "March 31,
            2000" to read "March 31, 2001".

            (vii) Conditions to Each Loan. Section 4.2(a) of the Existing Credit Agreement is hereby amended by deleting the words "in all material respects" in the third line thereof.

            (viii) Financial Statements. Section 5.1(b) of the Existing Credit Agreement is amended by changing the figure "45" in the first line thereof to read "60".

            (ix) Certificates; Other Information. Section 5.2(d) of the Existing Credit Agreement is hereby amended by inserting the phrase "or any Lender through the Administrative Agent" after the phrase "as the Administrative Agent" in the last line thereof.

            (x) Maintenance of Net Worth. Section 6.1 of the Existing Credit Agreement is hereby amended by changing the figure "$273,216,000" in the second line thereof to read "$333,000,000" and the date "December 31, 1999" in the third line thereof to read "December 31, 2000".


                      AMENDED AND RESTATED CREDIT AGREEMENT

            (xi) Limitation on Fundamental Changes. Section 6.3 of the Existing Credit Agreement is hereby amended by adding the following new subsection (b) and re-lettering the remaining subsections appropriately:

                  "(b)  nothing in this Section 6.3 shall be deemed to
            prohibit the Conversion or the Integration;"

            (xii) Limitation on Sale of Assets. Section 6.4(f) of the Existing Credit Agreement is hereby amended by changing the words "subsection 6.3(b)" to read "subsection 6.3(c)".

            (xiii) Limitation on Transactions with Affiliates. Section 6.7 of the Existing Credit Agreement is hereby amended by adding at the end thereof the phrase "; provided, however, that nothing in this Section 6.7 shall be deemed to prohibit the Conversion or the Integration".

            (xiv) Successor Administrative Agent. Section 8.9 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

                  "Section 8.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders, and the Administrative Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent (provided that it shall have been approved by the Borrower (such approval not to be unreasonably withheld)), shall succeed to the rights, powers and duties of the Administrative Agent hereunder. Effective upon such appointment and approval, the term "Administrative Agent" shall mean such successor agent, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation or removal as Administrative Agent, the provisions of this
Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

            (xv) Notices. Section 9.2 of the Existing Credit Agreement is hereby amended by changing the address of the Borrower for receipt of notices to read as follows:

            "The Borrower:    MasterCard International Incorporated
                              2000 Purchase Street
                              Purchase, New York 10577-2509
                              Attention: Denise K. Fletcher, EVP and CFO
                              Fax: 914-249-6230
                              Telephone: 914-249-6220"


            (xvi) Assignments. Section 9.6(c)(i) of the Existing Credit Agreement is hereby amended by adding after the words "to a Lender or" in the first line thereof the words "subject to giving prior written notice thereof to the Borrower and the Administrative Agent".



                      AMENDED AND RESTATED CREDIT AGREEMENT

            (xvii) Registration and Processing Fee. Section 9.6(f) of the Existing Credit Agreement is hereby amended by changing the figure "$2,000" in the fourth line thereof to read "$3,000".

            (xviii) Termination of Commitments and Swing Line Commitments.
Section 9.11 of the Existing Credit Agreement is hereby amended by changing the date "June 30, 2000" in the third line thereof to read "June 30, 2001".

            (xix) Schedules.

            (a) Schedule 1.1(a) to the Existing Credit Agreement is hereby deleted and Schedule 1.1(a) hereto is inserted in its place.

            (b) Schedule 1.1(b) to the Existing Credit Agreement is hereby deleted and Schedule 1.1(b) hereto is inserted in its place.

            (c) Schedule 3.1 to the Existing Credit Agreement is hereby deleted and Schedule 3.1 hereto is inserted in its place.

            (d) Schedule 3.6 to the Existing Credit Agreement is hereby deleted and Schedule 3.6 hereto is inserted in its place.

            (e) Schedule 3.15 to the Existing Credit Agreement is hereby deleted and Schedule 3.15 hereto is inserted in its place.

            (f) Schedule 9.7(b) to the Existing Credit Agreement is hereby deleted and Schedule 9.7(b) hereto is inserted in its place.

            SECTION 2. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent as of the Restatement Date (as defined in Section 3 of this Agreement) that (i) the representations and warranties of such Borrower set forth in Section 3 of the Existing Credit Agreement as amended hereby are true and correct on and as of the Restatement Date as if made on and as of such date and as if each reference in said Section 3 to "this Agreement" included reference to this Agreement and to the Credit Agreement as amended and restated hereby, (ii) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing immediately after giving effect to the Conversion or the Integration, and (iii) no Advances are, as of the Restatement Date, outstanding. It shall be deemed to be an Event of Default under Section 7(b) of the Credit Agreement if any of the foregoing representations and warranties proves to have been incorrect in any material respect on or as of the date made or deemed made.

            SECTION 3. Conditions to Effectiveness. The amendments to the Existing Credit Agreement set forth in said Section 1 and the restatement of the Existing Credit Agreement shall become effective on the date (the "Restatement Date") on which the Administrative Agent notifies the Borrower and the Lenders that it has received the following documents or items, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent:


                      AMENDED AND RESTATED CREDIT AGREEMENT

            (a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, duly executed and delivered by each party hereto, with a counterpart for each Lender, and (ii) for the account of the Swing Line Lender, a new Swing Line Note conforming to the requirements of the Existing Credit Agreement and dated the Restatement Date and executed by a duly authorized officer of the Borrower.

            (b) Related Agreements. The Administrative Agent shall have received, with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which the Borrower or its Subsidiaries may be a party.

            (c) Closing Certificate. The Administrative Agent shall have received, with a copy for each Lender, a closing certificate of the Borrower, dated the Restatement Date, substantially in the form of Exhibit A hereto, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

            (d) Corporate Proceedings. The Administrative Agent shall have received, with a copy for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and (ii) the borrowings contemplated hereunder, certified by the Secretary or an Assistant Secretary of the Borrower as of the Restatement Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (e) Incumbency Certificate. The Administrative Agent shall have received, with a copy for each Lender, a certificate of the Borrower, dated the Restatement Date, as to the incumbency and signature of the officers of the Borrower executing any Loan Document satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

            (f) Corporate Documents. The Administrative Agent shall have received, with a copy for each Lender, true and complete copies of the certificate of incorporation and by-laws of the Borrower, certified as of the Restatement Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Borrower.

            (g) Fees. The Administrative Agent shall have received the fees to be received on the Restatement Date.

            (h) Legal Opinions. The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion of Noah J. Hanft, Senior Vice President, General Counsel and Secretary of the Borrower (or such other person who then


                      AMENDED AND RESTATED CREDIT AGREEMENT
      holds the position of General Counsel of the Borrower), substantially in the form of Exhibit B. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

            (i) Retiring Lender Consents. Each Retiring Lender shall have executed and delivered to the Administrative Agent an instrument in form and substance satisfactory to the Administrative Agent agreeing to the terms of Section 4(b) hereof.

            SECTION 4.  New Lenders; Retiring Lenders.

            (a) On the Restatement Date, each New Lender shall be a "Lender" under and as defined in the Credit Agreement for all purposes thereof and shall have all of the obligations, rights and benefits of a Lender thereunder with the Commitment set forth in Schedule 1.2. The initial Lending Office and initial address for notices under the Credit Agreement for each New Lender is specified in the administrative questionnaire heretofore returned by such Lender to the Administrative Agent.

            (b) On the Restatement Date, each Retiring Lender shall, after giving effect to the payment of all amounts payable to such Retiring Lender under the Existing Credit Agreement (including, without limitation, all accrued interest and fees and any other amounts payable to such Retiring Lender), cease to be a Lender or to have the rights and remedies of a Lender under or to be party to, the Credit Agreement, provided however that the obligations of each Retiring Lender under Section 8 of the Credit Agreement shall be deemed to continue solely with respect to events or circumstances occurring before the Restatement Date.

            SECTION 5. Miscellaneous. Except as expressly herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                      AMENDED AND RESTATED CREDIT AGREEMENT

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    BORROWER


                                    MASTERCARD INTERNATIONAL
                                    INCORPORATED


                                    By:/s/ Kennet W. Bruce
                                       --------------------------
                                       Name:  Kennet W. Bruce
                                       Title: VP, Asst. Treasurer


                                    CITIBANK, N.A.
                                    as Administrative Agent

                                    By:/s/ William G. Martens
                                       --------------------------
                                       Name:  William G. Martens
                                       Title: Managing Director


                      AMENDED AND RESTATED CREDIT AGREEMENT

                                    LENDERS

                                    CITIBANK, N.A.


                                    By:/s/ William G. Martens
                                       --------------------------
                                       Name:  William G. Martens
                                       Title: Managing Director


                                    THE CHASE MANHATTAN BANK


                                    By:/s/ Roger Parker
                                       --------------------------
                                       Name:  Roger Parker
                                       Title: Vice President


                                    FLEET NATIONAL BANK


                                    By:/s/ Todd Mesick
                                       --------------------------
                                       Name:  Todd Mesick
                                       Title: Vice President


                                    HSBC BANK USA


                                    By:/s/ Diane M. Zieske
                                       --------------------------
                                       Name:  Diane M. Zieske
                                       Title: First Vice President


                      AMENDED AND RESTATED CREDIT AGREEMENT

                                    COMMONWEALTH BANK OF AUSTRALIA --  GRAND
                                    CAYMAN BRANCH


                                    By:/s/ C.J.L. Williams
                                       --------------------------
                                       Name:  C.J.L. Williams
                                       Title: Head of Risk Management


                                    BANK OF MONTREAL


                                    By:/s/ Kanu Modi
                                       --------------------------
                                       Name:  Kanu Modi
                                       Title: Director


                                    CREDIT AGRICOLE INDOSUEZ


                                    By:/s/ Rene LeBlanc
                                       --------------------------
                                       Name:  Rene LeBlanc
                                       Title: Vice President

                                    By:/s/ Michael Fought
                                       --------------------------
                                       Name:  Michael Fought
                                       Title: Vice President


                                    ROYAL BANK OF SCOTLAND PLC, New York
                                     Branch


                                    By:/s/ Garry Popofsky
                                       --------------------------
                                       Name:  Garry Popofsky
                                       Title: Managing Director


                    AMENDED AND RESTATED CREDIT AGREEMENT

                                  BANK ONE, NA


                                    By:/s/ Peter P. Stach
                                       --------------------------
                                       Name:  Peter P. Stach
                                       Title: Commercial Banking Officer


                                    BAYERISCHE HYPO - UND VEREINSBANK
                                    AG, NEW YORK BRANCH


                                    By:/s/ David A. Lefkovits
                                       --------------------------
                                       Name:  David A. Lefkovits
                                       Title: Managing Director

                                    By:/s/ Sessa von Richthofen
                                       --------------------------
                                       Name:  Sessa von Richthofen
                                       Title: Associate


                                    THE DAI-ICHI KANGYO BANK, LIMITED


                                    By:/s/ Martin T. McNeill, Jr.
                                       --------------------------
                                       Name:  Martin T. McNeill, Jr.
                                       Title: Account Officer


                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:/s/ Donald V. Davis
                                       --------------------------
                                       Name:  Donald V. Davis
                                       Title: Vice President


                                    WELLS FARGO BANK


                                    By:/s/ Roy H. Roberts
                                       --------------------------
                                       Name:  Roy H. Roberts
                                       Title: Vice President


                      AMENDED AND RESTATED CREDIT AGREEMENT

                                   NEW LENDERS

                                    DEUTSCHE BANK LUXEMBOURG S.A.


                                    By:/s/ M. Groth             C. Koch
                                       --------------------------------
                                       Name: M. Groth           C. Koch
                                       Title:











                      AMENDED AND RESTATED CREDIT AGREEMENT